EXHIBIT 10(d)

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                         REGISTRATION RIGHTS AGREEMENT


                           Dated as of June 16, 1999


                                 By and Among

                        HANGER ORTHOPEDIC GROUP, INC.,

                        THE GUARANTORS SIGNATORY HERETO

                                      and

                        DEUTSCHE BANK SECURITIES INC.,

                           CHASE SECURITIES INC. and

                              PARIBAS CORPORATION

                             as Initial Purchasers


                  11 1/4 % Senior Subordinated Notes due 2009

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

                               TABLE OF CONTENTS

                                                                          Page

1. Definitions.............................................................. 1

2. Exchange Offer........................................................... 4

3. Market-Making Registration Statement..................................... 8

4. Shelf Registration.......................................................13

5. Additional Interest......................................................14

6. Registration Procedures..................................................16

7. Registration Expenses....................................................22

8. Indemnification..........................................................23

9. Rules 144 and 144A.......................................................27

10. Underwritten Registrations..............................................27

11. Miscellaneous...........................................................28

      (a) No Inconsistent Agreements........................................28
      (b) Adjustments Affecting Registrable Notes...........................28
      (c) Additional Amounts of Notes.......................................28
      (d) Amendments and Waivers............................................28
      (e) Notices...........................................................29
      (f) Successors and Assigns............................................30
      (g) Counterparts......................................................30
      (h) Headings..........................................................31
      (i) Governing Law.....................................................31
      (j) Severability......................................................31
      (k) Securities Held by the Issuers or their Affiliates................31
      (l) Third Party Beneficiaries.........................................31
      (m) Entire Agreement..................................................31


                                      (i)

                         REGISTRATION RIGHTS AGREEMENT

      This Registration Rights Agreement (the "AGREEMENT") is dated as of June 16, 1999, by and among HANGER ORTHOPEDIC GROUP, INC., a Delaware corporation (the "COMPANY"), the guarantors signatory hereto (the "GUARANTORS," and together with the Company, the "ISSUERS"), and DEUTSCHE BANK SECURITIES INC., CHASE SECURITIES INC., and PARIBAS CORPORATION (collectively, the "INITIAL PURCHASERS").

      This Agreement is entered into in connection with the Purchase Agreement, dated as of June 9, 1999, by and among the Company and the Initial Purchasers (the "PURCHASE AGREEMENT") relating to the sale by the Company to the Initial Purchasers of $150,000,000 aggregate principal amount of its 11 1/4 % Senior Subordinated Notes due 2009 (thE "NOtes"). In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company (on its own behalf and on behalf of the Guarantors) has agreed to provide the registration rights set forth in this Agreement for the benefit of the Initial Purchasers and their direct and indirect transferees and the Market Maker (as defined below). The execution and delivery of this Agreement by the Company and the Guarantors is a condition to the Initial Purchasers' obligation to purchase the Notes under the Purchase Agreement.

      The parties hereby agree as follows:

1.       DEFINITIONS

      As used in this Agreement, the following terms shall have the following meanings:

      ADDITIONAL INTEREST: See Section 5(a) hereof.

      ADDITIONAL NOTES: See Section 11(c) hereof.

      ADVICE: See the last paragraph of Section 6 hereof.

      AGREEMENT: See the introductory paragraphs hereto.

      APPLICABLE PERIOD: See Section 2(b) hereof.

      COMPANY: See the introductory paragraphs hereto.

      EFFECTIVENESS DATE: With respect to (i) the Exchange Offer Registration Statement, the 125th day after the Issue Date and (ii) any Shelf Registration Statement, the 125th day after such Shelf Registration Statement is filed.

      EFFECTIVENESS PERIOD: See Section 4(a) hereof.

      EVENT DATE: See Section 5(b) hereof.


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      EXCHANGE ACT: The Securities  Exchange Act of 1934, as amended,  and the rules and regulations of the SEC promulgated thereunder.

      EXCHANGE NOTES: See Section 2(a) hereof.

      EXCHANGE OFFER: See Section 2(a) hereof.

      EXCHANGE OFFER REGISTRATION STATEMENT: See Section 2(a) hereof.

      FILING DATE: (A) If no Registration Statement has been filed by the Issuers pursuant to this Agreement, the 60th day after the Issue Date; and (B) in any other case (which may be applicable notwithstanding the consummation of the Exchange Offer), the 60th day after the delivery of a Shelf Notice.

      HOLDER: Any holder of a Registrable Note or Registrable Notes.

      INDEMNIFIED PERSON: See Section 8(c) hereof.

      INDEMNIFYING PERSON: See Section 8(c) hereof.

      INDENTURE: means the Indenture, dated as of the Issue Date, by and among the Issuers, and U.S. Bank Trust, National Association, as trustee, relating to the Notes as it may be amended or supplemented from time to time.

      INITIAL PURCHASERS: See the introductory paragraphs hereto.

      INITIAL SHELF REGISTRATION: See Section 4(a) hereof.

      INSPECTORS: See Section 6(n) hereof.

      ISSUE DATE: June 16, 1999, the date of original issuance of the Notes.

      MARKET MAKER: see Section 3(a) hereof.

      MARKET-MAKING REGISTRATION STATEMENT: see Section 3(a) hereof.

      NASD: See Section 6(t) hereof.

      NOTES: See the introductory paragraphs hereto.

      PARTICIPANT: See Section 8(a) hereof.

      PARTICIPATING BROKER-DEALER: See Section 2(b) hereof.

      PERSON:  An  individual,  trustee,  corporation,   partnership,  limited
liability company, joint stock company, trust, unincorporated association, union, business association, firm or other legal entity.


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      PRIVATE EXCHANGE: See Section 2(b) hereof.

      PRIVATE EXCHANGE NOTES: See Section 2(b) hereof.

      PROSPECTUS: The prospectus included in any Registration Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act and any term sheet filed pursuant to Rule 434 under the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

      PURCHASE AGREEMENT: See the introductory paragraphs hereto.

      RECORDS: See Section 6(n) hereof.

      REGISTRABLE NOTES: Each Note upon its original issuance and at all times subsequent thereto, each Exchange Note as to which Section 2(c)(iv) hereof is applicable upon original issuance and at all times subsequent thereto and each Private Exchange Note upon original issuance thereof and at all times subsequent thereto, until (i) a Registration Statement (other than, with respect to any Exchange Note as to which Section 2(c)(iv) hereof is applicable, the Exchange Offer Registration Statement) covering such Note, Exchange Note or Private Exchange Note has been declared effective by the SEC and such Note, Exchange Note or such Private Exchange Note, as the case may be, has been disposed of in accordance with such effective Registration Statement, (ii) such Note has been exchanged pursuant to the Exchange Offer for an Exchange Note or Exchange Notes that may be resold without restriction under federal securities laws, (iii) such Note, Exchange Note or Private Exchange Note, as the case may be, ceases to be outstanding for purposes of the Indenture or (iv) such Note, Exchange Note or Private Exchange Note, as the case may be, may be resold without restriction pursuant to Rule 144 under the Securities Act.

      REGISTRATION STATEMENT: Any registration statement of the Issuers that covers any of the Notes, the Exchange Notes or the Private Exchange Notes filed with the SEC under the Securities Act (including, without limitation, any Market-Making Registration Statement), including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

      "REOFFER CONDITION" shall be deemed to have occurred if either (1) a Shelf Registration is filed pursuant to Section 4 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to
Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer that seeks to sell Exchange Notes during the Applicable Period.

      RULE 144: Rule 144 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of the Issuers of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

      RULE 144A: Rule 144A promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC.

      RULE 415: Rule 415 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

      SEC: The Securities and Exchange Commission and any successor agency.

      SECURITIES ACT: The Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

      SHELF NOTICE: See Section 2(c) hereof.

      SHELF REGISTRATION: See Section 4(b) hereof.

      SHELF REGISTRATION STATEMENT: Any Registration Statement relating to a Shelf Registration.

      SUBSEQUENT SHELF REGISTRATION: See Section 4(b) hereof.

      TIA: The Trust Indenture Act of 1939, as amended.

      TRUSTEE: The trustee under the Indenture.

      UNDERWRITTEN REGISTRATION OR UNDERWRITTEN OFFERING: A registration in which securities of the Issuers are sold to an underwriter for reoffering to the public.

2.       EXCHANGE OFFER

      (a) The Issuers shall file with the SEC, no later than the Filing Date, a Registration Statement (the "EXCHANGE OFFER REGISTRATION STATEMENT") on an appropriate registration form with respect to a registered offer (the "EXCHANGE OFFER") to exchange any and all of the Registrable Notes for a like aggregate principal amount of notes (the "EXCHANGE NOTES") of the Issuers that are identical in all material respects to the Notes except that the Exchange Notes shall contain no restrictive legend thereon. The Exchange Offer shall comply with all applicable tender offer rules and regulations under the Exchange Act and other applicable laws, including state "Blue Sky" laws. The Issuers shall use their best efforts (x) to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act on or before the Effectiveness Date; (y) to keep the Exchange Offer open for at least 30 days (or longer if required by applicable law) after the date that notice of the Exchange Offer is mailed to Holders; and (z) to consummate the Exchange Offer on or prior to the 30th day following the date on which the Exchange Offer Registration Statement is declared effective by the SEC. If, after the Exchange Offer Registration Statement is initially declared effective by the SEC, the Exchange Offer or the issuance of the Exchange Notes thereunder is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, the Exchange Offer Registration Statement shall be deemed not to have become effective for purposes of this Agreement.

      Each Holder that participates in the Exchange Offer will be required to represent to the Company (i) that any Exchange Notes to be received by it will be acquired in the ordinary course of its business, (ii) that at the time of the consummation of the Exchange Offer such Holder will have no arrangement or understanding with any Person to participate in the distribution of the Exchange Notes in violation of the provisions of the Securities Act, (iii) that such Holder is not an affiliate of the Issuers within the meaning of the Securities Act, (iv) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of Exchange Notes and (v) if such Holder is a Participating Broker-Dealer (as defined below), that such Holder will receive Exchange Notes for its own account in exchange for Notes that were acquired as a result of market-making or other trading activities and that it will deliver a prospectus in connection with any resale of such Exchange Notes.

      Upon consummation of the Exchange Offer in accordance with this Section 2, the provisions of this Agreement shall continue to apply, solely with respect to Registrable Notes that are Private Exchange Notes, Exchange Notes as to which Section 2(c)(iv) is applicable and Exchange Notes held by Participating Broker-Dealers, and the Issuers shall have no further obligation to register Registrable Notes (other than Private Exchange Notes and other than in respect of any Exchange Notes as to which clause 2(c)(iv) hereof applies) pursuant to Section 4 hereof. No securities other than the Exchange Notes and the guarantees of the Guarantors with respect thereto shall be included in the Exchange Offer Registration Statement.

      (b) The Issuers shall include within the Prospectus contained in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," reasonably acceptable to the Initial Purchasers, which shall contain a summary statement of the positions taken or policies made by the staff of the SEC with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Notes received by such broker-dealer in the Exchange Offer (a "PARTICIPATING BROKER-DEALER"), whether such positions or policies have been publicly disseminated by the staff of the SEC or such positions or policies represent the prevailing views of the staff of the SEC. Such "Plan of Distribution" section shall include all information with respect to the sale of Exchange Notes by Participating Broker-Dealers that the SEC may require in order to permit such sales pursuant thereto, but such "Plan of Distribution" shall not name any such Participating Broker-Dealer or disclose the amount of Notes held by any such Participating Broker-Dealer except to the extent required by the SEC. Such "Plan of Distribution" section shall also expressly permit, to the extent permitted by applicable policies and regulations of the SEC, the use of the Prospectus by all Persons subject to the prospectus delivery requirements of the Securities Act, including, to the extent permitted by applicable policies and regulations of the SEC, all Participating Broker-Dealers, and include a statement describing the means by which Participating Broker-Dealers may resell the Exchange Notes in compliance with the Securities Act.

      The Issuers shall use their best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the Prospectus contained therein in order to permit such Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirements of the Securities Act for such period of time as is necessary to comply with applicable law in connection with any resale of the Exchange Notes covered thereby; PROVIDED, HOWEVER, that such period shall not exceed 180 days after such Exchange Offer Registration Statement is declared effective (or such longer period if extended pursuant to the last paragraph of Section 6 hereof) (the "APPLICABLE PERIOD").

      If, prior to consummation of the Exchange Offer, any Initial Purchaser holds any Notes acquired by it that have, or that are reasonably likely to be determined to have, the status of an unsold allotment in an initial distribution, or any Holder is not entitled to participate in the Exchange Offer, the Issuers upon the request of any such Holder shall simultaneously with the delivery of the Exchange Notes in the Exchange Offer, issue and deliver to any such Holder, in exchange (the " PRIVATE EXCHANGE") for such Notes held by any such Holder, a like principal amount of notes (the "PRIVATE EXCHANGE NOTES") of the Issuers that are identical in all material respects to the Exchange Notes (except that they may bear a customary legend with respect to restrictions on transfer). The Private Exchange Notes shall be issued pursuant to the same indenture as the Exchange Notes and bear the same CUSIP number as the Exchange Notes.

      Interest on the Exchange Notes and the Private Exchange Notes will accrue from (A) the later of (i) the last interest payment date on which interest was paid on the Notes surrendered in exchange therefor or (ii) if the Notes are surrendered for exchange on a date subsequent to the record date for an interest payment date to occur on or after the date of such exchange and as to which interest will be paid, the date of such interest payment or (B) if no interest has been paid on the Notes, from the date of the original issuance of the Notes.

      In connection with the Exchange Offer, the Issuers shall:

            (1) mail, or cause to be mailed, to each Holder entitled to participate in the Exchange Offer a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

            (2) keep the Exchange Offer open for not less than 30 days after the date that notice of the Exchange Offer is mailed to Holders (or longer if required by applicable law);

            (3) utilize the services of a depositary for the Exchange Offer with an address in the Borough of Manhattan, The City of New York;

            (4) permit Holders to withdraw tendered Notes at any time prior to the close of business, New York time, on the last business day on which the Exchange Offer shall remain open; and

            (5) otherwise comply in all material respects with all applicable laws, rules and regulations.

      As soon as practicable after the close of the Exchange Offer and the Private Exchange, if any, the Issuers shall:

            (1) accept for exchange all Registrable Notes validly tendered and not validly withdrawn pursuant to the Exchange Offer and the Private Exchange, if any;

            (2) deliver to the Trustee for cancellation all Registrable Notes so accepted for exchange; and

            (3) cause the Trustee to authenticate and deliver promptly to each Holder of Notes, Exchange Notes or Private Exchange Notes, as the case may be, equal in principal amount to the Notes of such Holder so accepted for exchange.

      The Exchange Offer and the Private Exchange shall not be subject to any conditions, other than that (i) the Exchange Offer or Private Exchange, as the case may be, does not violate applicable law or any applicable interpretation of the staff of the SEC, (ii) no action or proceeding shall have been instituted or threatened in any court or by any governmental agency which might materially impair the ability of the Issuers to proceed with the Exchange Offer or the Private Exchange, and no material adverse development shall have occurred in any existing action or proceeding with respect to the Issuers and (iii) all governmental approvals shall have been obtained, which approvals the Issuers deem necessary for the consummation of the Exchange Offer or Private Exchange.

      The Exchange Notes and the Private  Exchange Notes shall be issued under
(i) the Indenture or (ii) an indenture identical in all material respects to the Indenture and which, in either case, has been qualified under the TIA or is exempt from such qualification and shall provide that the Exchange Notes shall not be subject to the transfer restrictions set forth in the Indenture. The Indenture or such indenture shall provide that the Exchange Notes, the Private Exchange Notes and the Notes shall vote and consent together on all matters as one class and that none of the Exchange Notes, the Private Exchange Notes or the Notes will have the right to vote or consent as a separate class on any matter.

      (c) If, (i) because of any change in law or in currently prevailing interpretations of the staff of the SEC, the Issuers are not permitted to effect the Exchange Offer, (ii) the Exchange Offer is not consummated within 155 days of the Issue Date, (iii) any Initial Purchaser or any holder of Private Exchange Notes so requests in writing to the Issuers at any time after the consummation of the Exchange Offer, or (iv) in the case of any Holder that participates in the Exchange Offer, such Holder does not receive Exchange Notes on the date of the exchange that may be sold without restriction under federal securities laws (other than due solely to the status of such Holder as an affiliate any of the Issuers within the meaning of the Securities Act) and so notifies the Issuers within 30 days after such Holder first becomes aware of such restrictions, in the case of each of clauses (i) to and including (iv) of this sentence, then the Issuers shall promptly deliver to the Holders and the Trustee written notice thereof (the "SHELF NOTICE") and shall file a Shelf Registration pursuant to Section 4 hereof.

3.      MARKET-MAKING REGISTRATION STATEMENT

      (a) For so long as any of the Notes or Exchange Notes are outstanding and Chase Securities Inc. (the "MARKET MAKER") or any of its affiliates (as defined in the rules and regulations of the SEC under the Securities Act) owns any equity securities of any Issuer and proposes to make a market in the Notes or Exchange Notes as part of its business in the ordinary course, the following provisions shall apply for the sole benefit of the Market Maker:

            (i) The Issuers shall (A) on the date that the Exchange Offer Registration Statement is filed with the SEC, file a Registration Statement (the "MARKET-MAKING REGISTRATION STATEMENT") (which may be the same Registration Statement as the Exchange Offer Registration Statement or the Initial Shelf Registration Statement, if permitted by the rules and regulations of the SEC) and use its best efforts to cause such Market-Making Registration Statement to be declared effective by the SEC on or prior to the consummation of the Exchange Offer; (B) periodically amend the Market-Making Registration Statement so that the information contained therein complies with the requirements of Section 10(a) under the Securities Act; (C) within 45 days following the end of each of the Company's fiscal quarters, file a supplement to the prospectus contained in the Market-Making Registration Statement which sets forth the financial results of the Company for such quarter; (D) amend the Market-Making Registration Statement or supplement the related prospectus when necessary to reflect any material changes in the information provided therein; and (E) amend the Market-Making
      Registration  Statement  when  required to do so in order to comply with
      Section 10(a)(3) of the Securities Act; PROVIDED, HOWEVER, that (1) prior to filing the Market-Making Registration Statement, any amendment thereto or any supplement to the related prospectus, the Issuers will furnish to the Market Maker copies of all such documents proposed to be filed, which documents will be subject to the review of the Market Maker and its counsel, (2) the Issuers will not file the Market-Making Registration Statement, any amendment thereto any supplement to the related prospectus to which the Market Maker and its counsel shall reasonably object unless the Issuers are advised by counsel that such Market-Making Registration Statement, amendment or supplement is required to be filed and (3) the Issuers will provide the Market Maker and its counsel with copies of the Market-Making Registration Statement and each amendment and supplement filed.

            (ii) If at any time the Company becomes no longer eligible to use Form S-3 under the Securities Act with respect to sales of the Notes or Exchange Notes, the Issuers shall file a post-effective amendment to the Market-Making Registration Statement to convert it to a Form S-1 registration statement as soon as practicable.


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

            (iii) The Issuers shall notify the Market Maker and, if requested by the Market Maker, confirm such advice in writing, (A) when the Market-Making Registration Statement, any post-effective amendment thereto and any amendment or supplement to the related prospectus has been filed and, with respect to the Market-Making Registration Statement any post-effective amendment, when the same has become effective; (B) of any request by the SEC for any post-effective amendment to the Market-Making Registration Statement, any amendment or supplement to the related prospectus or for additional information; (C) of the issuance by the SEC of any stop order suspending the effectiveness of the
      Market-Making Registration Statement or the initiation of any proceedings for that purpose; (D) of the receipt by the Issuers of any notification with respect to the suspension of the qualification of the Notes or Exchange Notes for sale in any jurisdiction or the initiation or threatening of any proceedings for such purpose; (E) of the happening of any event which makes any statement made in the Market-Making
      Registration Statement, the related prospectus or any amendment or supplement thereto untrue or which requires the making of any changes in the Market-Making Registration Statement, such prospectus or any amendment or supplement thereto in order to make the statements therein not misleading; and (F) of any advice from a nationally recognized statistical rating organization that such organization has placed the Company under surveillance or review with negative implications or has determined to downgrade the rating of the Notes, Exchange Notes or any other debt obligation of the Company, whether or not such downgrade shall have been publicly announced.

            (iv) If any event contemplated by clauses (a)(iii)(B) through (E) above occurs during the period for which the Issuers are required to maintain an effective Market-Making Registration Statement, the Issuers shall promptly prepare and file with the SEC a post-effective amendment to the Market-Making Registration Statement or a supplement to the related prospectus or file any other required document so that the prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (v) In the event of the issuance of any stop order suspending the effectiveness of the Market-Making Registration Statement or of any order suspending the qualification of the Notes or Exchange Notes for sale in any jurisdiction, the Issuers shall use promptly their best efforts to obtain its withdrawal.

            (vi) The Issuers shall furnish to the Market Maker, without charge, (i) at least one conformed copy of the Market-Making Registration Statement and any post-effective amendment thereto; and
      (ii) as many copies of the related prospectus and any amendment or supplement thereto as the Market Maker may reasonably request.

            (vii) The Issuers shall consent to the use of the prospectus contained in the Market-Making Registration Statement or any amendment or supplement thereto by the Market Maker in connection with the offering and sale of the Notes or Exchange Notes.

            (viii) For so long as the Notes or Exchange Notes are outstanding, the Issuers shall furnish to the Market Maker (A) as soon as practicable after the end of each of the Company's fiscal years, the number of copies reasonably requested by the Market Maker of the Company's annual report for such year, (B) as soon as available, the number of copies reasonably requested by the Market Maker of each report (including, without limitation, reports on Forms 10-K, 10-Q and 8-K) or definitive proxy statements of the Company filed under the Exchange Act or mailed to stockholders and (C) all public reports and all reports and financial statements furnished by the Issuers to the NASDAQ National Market System or any U.S. national securities exchange or quotation service upon which the Notes or Exchange Notes may be listed pursuant to requirements of or agreements with such exchange or quotation service or to the SEC pursuant to the Exchange Act or any rule or regulation of the SEC thereunder.

      (b) Prior to the effective date of the Market-Making Registration Statement, the Issuers will use their best efforts to register or qualify, or cooperate with the Market Maker and its counsel in connection with the registration or qualification of, the Notes or Exchange Notes for offer and sale under the securities or blue sky laws of such jurisdictions as the Market Maker reasonably requests, and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Notes or Exchange Notes covered by the Market-Making Registration Statement, PROVIDED that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

      (c) Each Issuer represents that the Market-Making Registration Statement, any post-effective amendments thereto, any amendments or supplements to the related prospectus and any documents filed by it under the Exchange Act will, when they become effective or are filed with the SEC, as the case may be, conform in all respects to the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC thereunder and will not, as of the effective date of the Market-Making Registration Statement or such post-effective amendments and as of the filing date of amendments or supplements to such prospectus or filings under the Exchange Act contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED that no representation or warranty is made as to information contained in or omitted from the Market-Making Registration Statement or the related prospectus in reliance upon and in conformity with written information furnished to the Issuers by the Market Maker specifically for inclusion therein, which information the parties hereto agree will be limited to the statements concerning the market-making activities of the Marker Maker to be set forth on the cover page and in the "Plan of Distribution" section of the prospectus.

      (d) At the  time  of  effectiveness  of the  Market-Making  Registration
Statement and concurrently each time that the Market-Making Registration Statement or the related prospectus shall be amended or such prospectus shall be supplemented, the Company shall (if requested by the Market Maker) furnish the Market Maker and its counsel with a certificate of its Chairman of the

Board or President and its chief financial officer to the effect that:

            (i) The Market-Making Registration Statement has been declared effective by the SEC under the Securities Act;

            (ii) In the case of an amendment to the Market-Making Registration Statement, such amendment has become effective under the Securities Act as of the date and time specified in such certificate;

            (iii) In the case of an amendment or supplement to the prospectus contained in the Market-Making Registration Statement, such supplement was filed with the SEC pursuant to the subparagraph of Rule 424(b) under the Securities Act specified in such certificate on the date specified therein;

            (iv) To the knowledge of such officers, no stop order suspending the effectiveness of the Market-Making Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the SEC; and

            (v) Such officers have carefully examined the Market-Making Registration Statement and the related prospectus (and, in the case of an amendment or supplement, such amendment or supplement) and as of the date of the Market-Making Registration Statement or such amendment or supplement, as applicable, the Market-Making Registration Statement and the related prospectus, as amended or supplemented, if applicable, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

      (e) At the  time  of  effectiveness  of the  Market-Making  Registration
Statement and concurrently each time that the Market-Making Registration Statement or the related prospectus shall be amended or such prospectus shall be supplemented, the Issuers shall (if requested by the Market Maker) furnish the Market Maker and its counsel with the written opinion of counsel for the Issuers satisfactory to the Market maker to the effect that:

            (i) The Market-Making Registration Statement has been declared effective by the SEC under the Securities Act;

            (ii) In the case of an amendment to the Market-Making Registration Statement, such amendment has become effective under the Securities Act as of the date and time specified in such opinion;

            (iii) In the case of an amendment or supplement to the prospectus contained in the Market-Making Registration Statement, such supplement was filed with the SEC pursuant to the subparagraph of Rule 424(b) under the Securities Act specified in such opinion on the date specified therein;

            (iv) To the knowledge of such counsel, no stop order suspending the effectiveness of the Market-Making Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the SEC; and

            (v) Such counsel has reviewed the Market-Making Registration Statement and the related prospectus (and, in the case of an amendment or supplement, such amendment or supplement) and participated with officers of the Company and its independent public accountants in the preparation of the Market-Making Registration Statement and such prospectus (and, in the case of an amendment or supplement, such amendment or supplement) and has no reason to believe that as of the date of the Market- Making Registration Statement or such amendment or supplement, as applicable, the Market-Making Registration Statement, as amended, if applicable, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the related prospectus, as amended or supplemented, if applicable, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      (f) At the  time  of  effectiveness  of the  Market-Making  Registration
Statement and concurrently each time that the Market-Making Registration Statement or the related prospectus shall be amended or such prospectus shall be supplemented to include audited annual financial information, the Company shall (if requested by the Market Maker) furnish the Market Maker and its counsel with a letter of PriceWaterhouseCoopers LLP (or other independent public accountants for the Company of nationally recognized standing), in form satisfactory to the Market Maker, addressed to the Market Maker and dated the date of delivery of such letter, (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the SEC and (ii) in all other respects, substantially in the form of the letter delivered to the Initial Purchasers pursuant to Section 7(c) of the Purchase Agreement with, in the case of an amendment or supplement to include audited financial information, such changes as may be necessary to reflect the amended or supplemental financial information.

      (g) Each Issuer, jointly and severally, hereby agrees to indemnify the Market Maker, and if applicable, contribute to the Market Maker, in accordance with Section 8 hereof.

      (h) The Issuers will comply with the provisions of this Section 3 at their own expense and will reimburse the Market Maker for its expenses associated with this Section 3 (including fees of counsel).

      (i) The agreements contained in this Section 3 and the representations, warranties and agreements contained in this Agreement shall survive all offers and sales of the Notes or Exchange Notes and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

      (j) For purposes of this Section 3, any reference to the terms "amend", "amendment" or "supplement" with respect to the Market-Making Registration Statement or the Prospectus contained therein shall be deemed to refer to and include the filing under the Exchange Act of any document deemed to be incorporated therein by reference.

4.       SHELF REGISTRATION

      If at any time a Shelf Notice is delivered as contemplated by Section 2(c) hereof, then:

      (a) SHELF REGISTRATION. The Issuers shall file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Notes not permitted to be exchanged in the Exchange Offer in accordance with the terms of this Agreement, Private Exchange Notes and Exchange Notes as to which Section 2(c)(iv) is applicable (the "INITIAL SHELF REGISTRATION"). The Issuers shall use their best efforts to file with the SEC the Initial Shelf Registration on or before the applicable Filing Date. The Initial Shelf Registration shall be on Form S-1 or another appropriate form permitting registration of such Registrable Notes for resale by Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Issuers shall not permit any securities other than the Registrable Notes to be included in the Initial Shelf Registration or any Subsequent Shelf Registration.

      The Issuers shall use their best efforts to cause the Initial Shelf Registration to be declared effective under the Securities Act on or prior to the Effectiveness Date and to keep the Initial Shelf Registration continuously effective under the Securities Act until the date which is two years from the Issue Date, subject to extension pursuant to the last paragraph of Section 6 hereof (the "EFFECTIVENESS PERIOD"), or such shorter period ending when all Registrable Notes covered by the Shelf Registration have been sold in the manner set forth and as contemplated in the Initial Shelf Registration or, if applicable, a Subsequent Shelf Registration; PROVIDED, HOWEVER, that the
Effectiveness Period in respect of the Initial Shelf Registration shall be extended to the extent required to permit dealers to comply with the applicable prospectus delivery requirements of Rule 174 under the Securities Act and as otherwise provided herein.

      No holder of Registrable Notes may include any of its Registrable Notes in any Shelf Registration Statement pursuant to this Agreement unless and until such holder furnishes to the Issuers in writing, after receipt of a request therefor, such information as the Issuers may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary prospectus included therein. No Holder shall be entitled to Additional Interest pursuant to Section 5 hereof unless and until such Holder shall have provided all such reasonably requested information. Each Holder as to which any Shelf Registration Statement is being effected will be required to agree to furnish promptly to the Issuers all information required to be disclosed in order to make information previously furnished to the Issuers by such Holder not materially misleading.

      (b) SUBSEQUENT SHELF REGISTRATIONS. If the Initial Shelf Registration or any Subsequent Shelf Registration ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Issuers shall, in addition to fulfilling their obligations under (d) below, within 30 days of such cessation of effectiveness amend the Initial Shelf Registration in a manner to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Shelf Registration Statement pursuant to Rule 415 covering all of the Registrable Notes covered by and not sold under the Initial Shelf Registration or an earlier Subsequent Shelf Registration (each, a "SUBSEQUENT SHELF REGISTRATION"). If a Subsequent Shelf Registration is filed, the Issuers shall use their best efforts to cause the Subsequent Shelf Registration to be declared effective under the Securities Act as soon as practicable after such filing and to keep such subsequent Shelf Registration continuously effective for a period equal to the number of days in the Effectiveness Period less the aggregate number of days during which the Initial Shelf Registration or any Subsequent Shelf Registration was previously continuously effective. As used herein the term "SHELF REGISTRATION" means the Initial Shelf Registration and any Subsequent Shelf Registration.

      (c) SUPPLEMENTS AND AMENDMENTS. The Issuers shall promptly supplement and amend any Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act, or if reasonably requested by the Holders of a majority in aggregate principal amount of the Registrable Notes covered by such Registration Statement or by any underwriter of such Registrable Notes.

      (d) WITHDRAWAL OF STOP ORDERS. If the Shelf Registration ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Issuers shall use their best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof.

5.       ADDITIONAL INTEREST

      (a) The Issuers and the Initial Purchasers agree that the Holders will suffer damages if the Issuers fail to fulfill their obligations under Section 2 or Section 4 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Issuers agree to pay, as liquidated damages, additional interest on the Notes ("ADDITIONAL INTEREST") under the circumstances and to the extent set forth below (each of which shall be given independent effect):

            (i) if (A) neither the Exchange Offer Registration Statement nor the Initial Shelf Registration has been filed on or prior to the 60th day after the Issue Date or (B) notwithstanding that the Issuers have consummated or will consummate the Exchange Offer, the Issuers are required to file a Shelf Registration and such Shelf Registration is not filed on or prior to the Filing Date applicable thereto, then, commencing on the day after any such Filing Date, Additional Interest shall accrue on the principal amount of the Notes at a rate of 0.50% per annum for the first 90 days immediately following such applicable Filing Date, and such Additional Interest rate shall increase by an additional

      0.50% per annum at the beginning of each subsequent 90-day period; or

            (ii) if (A) neither the Exchange Offer Registration Statement nor the Initial Shelf Registration is declared effective by the SEC on or prior to 125 days after the Issue Date or (B) notwithstanding that the Issuers have consummated or will consummate the Exchange Offer, the
      Issuers are required to file a Shelf Registration and such Shelf Registration is not declared effective by the SEC on or prior to the Effectiveness Date applicable to such Shelf Registration, then, commencing on the day after such 125th day or such Effectiveness Date, as applicable, Additional Interest shall accrue on the principal amount of the Notes at a rate of 0.50% per annum for the first 90 days immediately following the day after such 125th day or such Effectiveness Date, as applicable, and such Additional Interest rate shall increase by an additional 0.50% per annum at the beginning of each subsequent 90-day period; or

            (iii) if (A) the Issuers have not exchanged Exchange Notes for all Notes validly tendered in accordance with the terms of the Exchange
      Offer on or prior to the 30th day after the date on which the Exchange Offer Registration Statement relating thereto was declared effective or
      (B) if applicable, a Shelf Registration has been declared effective and such Shelf Registration ceases to be effective at any time during the Effectiveness Period, then Additional Interest shall accrue on the principal amount of the Notes at a rate of 0.50% per annum for the first 90 days commencing on the (x) 31st day after such effective date, in the case of (A) above, or (y) the day such Shelf Registration ceases to be effective in the case of (B) above, and such Additional Interest rate shall increase by an additional 0.50% per annum at the beginning of each such subsequent 90-day period;

      PROVIDED, HOWEVER, that the Additional Interest rate on the Notes may not accrue under more than one of the foregoing clauses (i) - (iii) at any one time and at no time shall the aggregate amount of Additional Interest accruing exceed in the aggregate 1.0% per annum; PROVIDED, FURTHER, HOWEVER, that (1) upon the filing of the applicable Exchange Offer Registration Statement or the applicable Shelf Registration as required hereunder (in the case of clause (i) above of this Section 5), (2) upon the effectiveness of the Exchange Offer Registration Statement or the applicable Shelf Registration Statement as required hereunder (in the case of clause (ii) of this Section 5), or (3) upon the exchange of the Exchange Notes for all Notes tendered (in the case of clause (iii)(A) of this Section 5), or upon the effectiveness of the applicable Shelf Registration Statement which had ceased to remain effective (in the case of (iii)(B) of this Section 5), Additional Interest on the Notes in respect of which such events relate as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue.

      (b) The Issuers shall notify the Trustee within one business day after each and every date on which an event occurs in respect of which Additional Interest is required to be paid (an "EVENT DATE"). Any amounts of Additional Interest due pursuant to (a)(i), (a)(ii) or (a)(iii) of this Section 5 shall be payable in cash semi-annually on each interest payment date with respect to the Notes (to the Holders of record on the record date with respect thereto), commencing with the first such date occurring after any such Additional

Interest commences to accrue. The amount of Additional Interest will be determined by multiplying the applicable Additional Interest rate by the principal amount of the Registrable Notes, multiplied by a fraction, the numerator of which is the number of days such Additional Interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months and, in the case of a partial month, the actual number of days elapsed), and the denominator of which is 360.

6.       REGISTRATION PROCEDURES

      In connection with the filing of any Registration Statement pursuant to Sections 2 or 4 hereof, the Issuers shall effect such registrations to permit the sale of the securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any Registration Statement filed by the Issuers hereunder, the Issuers shall:

      (a) Prepare and file with the SEC prior to the applicable Filing Date, a Registration Statement or Registration Statements as prescribed by Sections 2 or 4 hereof, and use their best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; PROVIDED, HOWEVER, that, if (1) such filing is pursuant to Section 4 hereof or
(2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period relating thereto, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Issuers shall furnish to and afford the Holders of the Registrable Notes covered by such Registration Statement or each such Participating Broker-Dealer, as the case may be, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (in each case at least five business days prior to such filing, or such later date as is reasonable under the circumstances). The Issuers shall not file any Registration Statement or Prospectus or any amendments or supplements thereto if the Holders of a majority in aggregate principal amount of the Registrable Notes covered by such Registration Statement, their counsel, or the managing underwriters, if any, shall reasonably object.

      (b) Prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration Statement or Exchange Offer Registration Statement, as the case may be, as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period or the Applicable Period or until consummation of the Exchange Offer, as the case may be; cause the related Prospectus to be supplemented by any Prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by a Participating Broker-Dealer covered by any such

Prospectus. The Issuers shall be deemed not to have used their best efforts to keep a Registration Statement effective during the Effective Period or the Applicable Period, as the case may be, relating thereto if the Issuers voluntarily take any action that would result in selling Holders of the Registrable Notes covered thereby or Participating Broker-Dealers seeking to sell Exchange Notes not being able to sell such Registrable Notes or such Exchange Notes during that period unless (i) such action is required by applicable law or (ii) the Issuers comply with this Agreement, including without limitation, the provisions of Section 6(k) or the last paragraph of this Section 6.

      (c) If the Reoffer Condition has occurred, notify the selling Holders of Registrable Notes, or each Participating Broker-Dealer from whom the Issuers have received written notice that it will be a Participating Broker-Dealer in the Exchange Offer, as the case may be, their counsel and the managing underwriters, if any, promptly (but in any event within two business days), and confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act (including in such notice a written statement that any Holder may, upon request, obtain, at the sole expense of the Issuers, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference therein and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose, (iii) if at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Notes or resales of Exchange Notes by Participating Broker-Dealers the representations and warranties of the Issuers contained in any agreement (including any underwriting agreement) contemplated by Section 6(m) hereof cease to be true and correct in all material respects, (iv) of the receipt by the Issuers of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Notes or the Exchange Notes to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event, the existence of any condition or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in or amendments or supplements to such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the determination by any of the Issuers that a post-effectiv amendment to a Registration Statement would be appropriate.

      (d) If the Reoffer Condition has occurred, use its best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a

Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Notes or the Exchange Notes to be sold by any Participating Broker-Dealer, for sale in any jurisdiction, and, if any such order is issued, to use its best efforts to obtain the withdrawal of any such order at the earliest possible date.

      (e) If the Reoffer Condition has occurred, and if requested by the managing underwriter or underwriters (if any), the Holders of a majority in aggregate principal amount of the Registrable Notes being sold in connection with an underwritten offering or any Participating Broker-Dealer, (i) promptly as practicable incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters (if any), such Holders, any Participating Broker-Dealer or counsel for any of them reasonably request to be included therein, (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Issuers have received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment, and
(iii) supplement or make amendments to such Registration Statement.

      (f) If the Reoffer Condition has occurred, furnish to each selling Holder of Registrable Notes and to each such Participating Broker-Dealer who so requests and to counsel and each managing underwriter, if any, at the sole expense of the Issuers, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

      (g) If the Reoffer Condition has occurred, deliver to each selling Holder of Registrable Notes, or each such Participating Broker-Dealer, as the case may be, their respective counsel, and the underwriters, if any, at the sole expense of the Issuers, as many copies of the Prospectus or Prospectuses (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this
Section 6, the Issuers hereby consent to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Notes or each such Participating Broker-Dealer, as the case may be, and the underwriters or agents, if any, and dealers (if any), in connection with the offering and sale of the Registrable Notes covered by, or the sale by Participating Broker-Dealers of the Exchange Notes pursuant to, such Prospectus and any amendment or supplement thereto.

      (h) Prior to any public offering of Registrable Notes or any delivery of a Prospectus contained in the Exchange Offer Registration Statement by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, to use its best efforts to register or qualify, and to cooperate with the selling Holders of Registrable Notes or each such Participating Broker-Dealer, as the case may be, the managing underwriter or underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Notes for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder, Participating Broker-Dealer, or the managing underwriter or underwriters reasonably request in writing; PROVIDED, HOWEVER, that where Exchange Notes held by Participating Broker-Dealers or Registrable Notes are offered other than through an underwritten offering, the Issuers agree to cause their counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 6(h); keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Exchange Notes held by Participating Broker-Dealers or the Registrable Notes covered by the applicable Registration Statement; PROVIDED, HOWEVER, that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (C) subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

      (i) If a Shelf Registration is filed pursuant to Section 4 hereof, cooperate with the selling Holders of Registrable Notes and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Registrable Notes to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holders may request.

      (j) Use its best efforts to cause the Registrable Notes covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be reasonably necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Notes, except as may be required solely as a consequence of the nature of such selling Holder's business, in which case the Issuers will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals.

      (k) If the Reoffer Condition has occurred, upon the occurrence of any event contemplated by paragraph 6(c)(iii), 6(c)(v) or 6(c)(vi) hereof, as promptly as practicable prepare and (subject to Section 6(a) hereof) file with the SEC, at the sole expense of the Issuers, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Notes being sold thereunder or to the purchasers of the Exchange Notes to whom such Prospectus will be delivered by a Participating Broker-Dealer, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      (l) Prior to the effective date of the first Registration Statement relating to the Registrable Notes, (i) provide the Trustee with certificates for the Registrable Notes or Exchange Notes, as the case may be, in a form eligible for deposit with The Depository Trust Company and (ii) provide a CUSIP number for the Registrable Notes or Exchange Notes, as the case may be.

      (m) In connection with any underwritten offering of Registrable Notes pursuant to a Shelf Registration, enter into an underwriting agreement as is customary in underwritten offerings of debt securities similar to the Notes in form and substance reasonably satisfactory to the Issuers and take all such other actions as are reasonably requested by the managing underwriter or underwriters in order to expedite or facilitate the registration or the disposition of such Registrable Notes and, in such connection, (i) make such representations and warranties to, and covenants with, the underwriters with respect to the business of the Issuers and their subsidiaries (including any acquired business, property or entity, if applicable) and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings of debt securities similar to the Notes, and confirm the same in writing if and when requested in form and substance reasonably satisfactory to the Issuers; (ii) obtain the written opinions of counsel to the Issuers and written updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters, addressed to the underwriters covering the matters customarily covered in opinions reasonably requested in underwritten offerings and such other matters as may be reasonably requested by the managing underwriter or underwriters; (iii) use its best efforts to obtain "cold comfort" letters and updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters from the independent certified public accountants of the Issuers (and, if necessary, any other independent certified public accountants of any subsidiary of the Issuers or of any business acquired by the Issuers for which financial statements and financial data are, or are required to be, included or incorporated by reference in the Registration Statement), addressed to the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings of debt securities similar to the Notes and such other matters as reasonably requested by the managing underwriter or underwriters as permitted by the Statement on Auditing Standards No. 72; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the sellers and underwriters, if any, than those set forth in Section 8 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Registrable Notes covered by such Registration Statement and the managing underwriter or underwriters or agents, if any). The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

      (n) If the Reoffer Condition has occurred, make available for inspection by any selling Holder of such Registrable Notes being sold, or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Registrable Notes, if any, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer, as the case may be, or underwriter (collectively, the "INSPECTORS"), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and instruments of the Issuers and their subsidiaries (collectively, the "RECORDS") as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Issuers and their subsidiaries to supply all information reasonably requested by any such Inspector in connection with such Registration Statement and Prospectus. Each Inspector shall agree in writing that it will keep the Records confidential and that it will not disclose any of the Records unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement or Prospectus, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (iii) disclosure of such information is necessary or advisable, in the opinion of counsel for any Inspector, in connection with any action, claim, suit or proceeding, directly or indirectly, involving or potentially involving such Inspector and arising out of, based upon, relating to, or involving this Agreement or the Purchase Agreement, or any transactions contemplated hereby or thereby or arising hereunder or thereunder, or (iv) the information in such Records has been made generally available to the public. Each selling Holder of such Registrable Notes and each such Participating Broker-Deale will be required to agree that it will provide prior written notice to the Issuers of the disclosure of any information by such Inspector pursuant to Section 6(n)(i), (ii) or (iii) and allow the Issuers to undertake appropriate action to prevent disclosure of the Records deemed confidential at the Issuers' expense, including, without limitation, obtaining a protective order from a court of competent jurisdiction.

      (o) Provide an indenture trustee for the Registrable Notes or the Exchange Notes, as the case may be, and cause the Indenture or the trust indenture provided for in Section 2(b) hereof, as the case may be, to be qualified under the TIA not later than the effective date of the first Registration Statement relating to the Registrable Notes; and in connection therewith, cooperate with the trustee under any such indenture and the Holders of the Registrable Notes, to effect such changes to such indenture as may be required for such indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its best efforts to cause such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such indenture to be so qualified in a timely manner.

      (p) Comply with all applicable rules and regulations of the SEC and make generally available to their respective securityholders a consolidated earnings statement satisfying the provisions of Section 12(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Notes are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Issuers after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

      (q) Upon consummation of the Exchange Offer or a Private Exchange, obtain an opinion of counsel to the Issuers, in a form customary for underwritten transactions, addressed to the Trustee for the benefit of all Holders of Registrable Notes participating in the Exchange Offer or the Private Exchange, as the case may be, that the Exchange Notes or Private Exchange Notes, as the case may be, the related Guarantees and the related indenture constitute legal, valid and binding obligations of the Issuers, enforceable against them in accordance with their respective terms, subject to customary exceptions and qualifications.

      (r) If the Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Registrable Notes by Holders to the Issuers (or to such other Person as directed by the Issuers) in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be, the Issuers shall mark, or cause to be marked, on such Registrable Notes that such Registrable Notes are being cancelled in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be; in no event shall such Registrable Notes be marked as paid or otherwise satisfied.

      (s) If not then rated, use its best efforts to cause the Registrable Notes covered by a Registration Statement or the Exchange Notes, as the case may be, to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of Registrable Notes covered by such Registration Statement or the Exchange Notes, as the case may be, or the managing underwriter or underwriters, if any.

      (t) Cooperate with each seller of Registrable Notes covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Notes and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD"). ----

      (u) Use its best efforts to take all other steps reasonably necessary to effect the registration of the Exchange Notes and/or Registrable Notes covered by a Registration Statement contemplated hereby.

      Each Holder of Registrable Notes and each Participating Broker-Dealer agrees by its acquisition of such Registrable Notes or Exchange Notes to be sold by such Participating Broker-Dealer, as the case may be, that, upon actual receipt of any notice from the Issuers of the happening of any event of the kind described in Section 6(c)(ii), 6(c)(iv), 6(c)(v), or 6(c)(vi) hereof, such Holder shall forthwith discontinue disposition of such Registrable Notes covered by such Registration Statement or Prospectus or Exchange Notes to be sold by such Holder or Participating Broker-Dealer, as the case may be, until such Holder's or Participating Broker-Dealer's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(k) hereof, or until it is advised in writing (the "ADVICE") by the Issuers that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto. In the event that the Issuers shall give any such notice, each of the Effectiveness Period and the Applicable Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Notes covered by such Registration Statement or Exchange Notes to be sold by such Participating Broker-Dealer, as the case may be, shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 6(k) hereof or (y) the Advice.

7.       REGISTRATION EXPENSES

      All fees and expenses incident to the performance of or compliance with this Agreement by the Issuers (except for any underwriting commissions or discounts) shall be borne by the Issuers whether or not the Exchange Offer Registration Statement, any Market-Making Registration Statement or any Shelf

Registration Statement is filed or becomes effective or the Exchange Offer is consummated, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel in connection with Blue Sky qualifications of the Registrable Notes or Exchange Notes and determination of the eligibility of the Registrable Notes or Exchange Notes for investment under the laws of such jurisdictions (x) where the holders of Registrable Notes are located, in the case of the Exchange Notes, or (y) as provided in Section 6(h) hereof, in the case of Registrable Notes or Exchange Notes to be sold by a Participating Broker-Dealer during the Applicable Period)), (ii) printing expenses, including, without limitation, expenses of printing certificates for Registrable Notes or Exchange Notes in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the managing underwriter or underwriters, if any, by the Holders of a majority in aggregate principal amount of the Registrable Notes included in any Registration Statement or in respect of Exchange Notes to be sold by any Participating Broker-Dealer during the Applicable Period, as the case may be, (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Issuers and, in the case of a Shelf Registration, reasonable fees and disbursements of one special counsel for all of the sellers of Registrable Notes (exclusive of any counsel retained pursuant to Section 8 hereof), (v) fees and disbursements of all independent certified public accountants referred to in Section 6(m)(iii) hereof (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (vi) Securities Act liability insurance, if the Issuers desire such insurance, (vii) fees and expenses of all other Persons retained by the Issuers, (viii internal expenses of the Issuers (including, without limitation, all salaries and expenses of officers and employees of the Issuers performing legal or accounting duties),
(ix) the expense of any annual audit, (x) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange, and the obtaining of a rating of the securities, in each case, if applicable, and (xi) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, indentures and any other documents necessary in order to comply with this Agreement.

8.       INDEMNIFICATION

      (a) The Issuers jointly and severally agree to indemnify and hold harmless each Holder of Registrable Notes, each Market Maker, and each Participating Broker-Dealer selling Exchange Notes during the Applicable Period, the affiliates, officers, directors, representatives, employees and agents of each such Person, and each Person, if any, who controls any such
Person  within the  meaning  of either  Section  15 of the  Securities  Act or
Section 20 of the Exchange Act (each, a "PARTICIPANT") from and against any and all losses, claims, damages, judgments, liabilities and expenses (including, without limitation, the reasonable legal fees and other expenses actually incurred in connection with any suit, action or proceeding or any claim asserted) caused by, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) or Prospectus (as amended or supplemented if the Issuers shall have furnished any amendments or supplements thereto) or any preliminary prospectus, including, without limitation, any document incorporated by reference therein, or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in the light of the circumstances under which they were made, not misleading, EXCEPT insofar as such losses, claims, damages or liabilities are caused by, arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Participant furnished to the Issuers in writing by such Participant expressly for use therein; provided, however, that the Issuers will not be liable if such untrue statement or omission or alleged untrue statement or omission was contained or made in any preliminary prospectus and corrected in the final Prospectus or any amendment or supplement thereto and any such loss, liability, claim, or damage or expense suffered or incurred by the Participant resulted from any action, claim or suit by any Person who purchased Registrable Notes or Exchange Notes which are the subject thereof from such Participant and it is established in the related proceeding that such Participant failed to deliver or provide a copy of the final Prospectus (as amended or supplemented) to such Person with or prior to the confirmation of the sale of such Registrable Notes or Exchange Notes sold to such Person if required by applicable law, unless such failure to deliver or provide a copy of the Prospectus (as amended or supplemented) was a result of noncompliance by the Issuers with Section 6 of this Agreement. In addition, the Issuers jointly and severally agree to indemnify and hold harmless the Market Maker and each of its affiliates, officers, directors, representatives, employees and agents, and each Person, if any, who controls any such Person within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, judgments, liabilities and expenses (including, without limitation, the reasonable legal fees and other expenses actually incurred in connection with any suit, action or proceeding or any claim asserted) caused by, arising out of or based upon any material breach by any Issuer of its obligations contained in Section 3 hereof.

      (b) Each Participant will, as a condition to the inclusion of its Notes in any Shelf Registration, be required to and shall be deemed to agree, severally and not jointly, to indemnify and hold harmless the Issuers, their respective directors, officers, employees and agents who sign the Registration Statement and each Person who controls the Issuers within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Issuers to each Participant, but only with reference to information relating to such Participant furnished to the Issuers in writing by such Participant expressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary prospectus. The liability of any Participant under this paragraph shall in no event exceed the proceeds received by such Participant from sales of Registrable Notes or Exchange Notes giving rise to such obligations.

      (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such Person (the "INDEMNIFIED PERSON") shall promptly notify the Persons against whom such indemnity may be sought (the "INDEMNIFYING PERSONS") in writing, and the Indemnifying Persons, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Persons may reasonably designate in such proceeding and shall pay the reasonable fees and expenses actually incurred by such counsel related to such proceeding; PROVIDED, HOWEVER, that the failure to so notify the Indemnifying Persons shall not relieve any of them of any obligation or liability which any of them may have hereunder or otherwise except to the extent it is materially prejudiced by such failure. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Persons and the
Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Persons shall have failed within a reasonable period of time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both any Indemnifying Person and the Indemnified Person or any affiliate thereof and representation of both parties by the same counsel would be inappropriate due to actual or potential conflicting interests between them. It is understood that, unless there exists a conflict among Indemnified Persons, the Indemnifying Persons shall not, in connection with such proceeding or separate but substantially similar related proceeding in the same jurisdiction arising out of the same general allegations, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed promptly as they are incurred. Any such separate firm for the Participants and such control Persons of Participants shall be designated in writing by Participants who sold a majority in interest of Registrable Notes and Exchange Notes sold by all such Participants and any such separate firm for the Issuers, their respective directors, officers, employees and agents and such control Persons of the Issuers shall be designated in writing by the Company and shall be reasonably acceptable to the Holders. The Indemnifying Persons shall not be liable for any settlement of any proceeding effected without its prior written consent (which consent shall not be unreasonably withheld or delayed), but if settled with such consent or if there be a final non-appealable judgment for the plaintiff for which the Indemnified Person is entitled to indemnification pursuant to this Agreement, each of the Indemnifying Persons agrees to indemnify and hold harmless each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if either (x) the Indemnifying Persons shall have failed within a reasonable period of time to retain counsel reasonably satisfactory to the Indemnified Person, or (y) an Indemnified Person is entitled to retain separate counsel at the expense of the Indemnifying Person pursuant to this paragraph 8(c) and at any time such Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for reasonable fees and expenses actually incurred by counsel as contemplated by the third sentence of this paragraph, the Indemnifying Persons agree that they shall be liable for any settlement of any proceeding effected without their written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement; PROVIDED, HOWEVER, that the Indemnifying Person shall not be liable for any settlement effected without its consent pursuant to this sentence if the Indemnifying Person is contesting, in good faith, the request for reimbursement. No Indemnifying Person shall, without the prior written consent of the Indemnified Persons (which consent shall not be unreasonably withheld or delayed), effect any settlement or compromise of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party, or indemnity could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional written release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of such Indemnified Person.

      (d) If the  indemnification  provided for in clauses (a) and (b) of this
Section 8 is for any reason unavailable to, or insufficient to hold harmless, an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraphs, in lieu of indemnifying such Indemnified Person thereunder and in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect (i) the relative benefits received by the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other from the offering of the Notes or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative benefits received by the Issuers on the one hand and the Participants on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of discounts and commissions but before deducting expenses) of the Notes received by the Issuers, as provided on the cover page of the Offering Memorandum dated June 9, 1999, bears to total proceeds received by such Participant from the sale of Registrable Notes or Exchange Notes, as the case may be. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers on the one hand or such Participant or such other Indemnified Person, as the case may be, on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances.

      (e) The parties agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by PRO RATA allocation (even if the Participants were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages, judgments, liabilities and expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, in no event shall a Participant be required to contribute any amount in excess of the amount by which proceeds received by such Participant from sales of Registrable Notes or Exchange Notes, as the case may be, exceeds the amount of any damages that such Participant has otherwise been required to pay or has paid by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

      (f) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 8 shall be paid by the Indemnifying Party to the Indemnified Party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Issuers set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Holder or any person who controls a Holder, the Issuers and their respective directors, officers, employees or agents or any person controlling the Issuers, and (ii) any termination of this Agreement.

      (g) The indemnity and contribution agreements contained in this Section 8 will be in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

9.       RULES 144 AND 144A

      The Issuers covenant and agree that they will file the reports required to be filed by them under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner in accordance with the requirements of the Securities Act and the Exchange Act and, if at any time an Issuer is not required to file such reports, such Issuer will, upon the request of any Holder or beneficial owner of Registrable Notes, make publicly available annual reports and such information, documents and other reports of the type specified in Sections 13 and 15(d) of the Exchange Act. The Issuers further covenant, for so long as any Registrable Notes remain outstanding, to make available to any Holder or beneficial owner of Registrable Notes in connection with any sale thereof and any prospective purchaser of such Registrable Notes from such Holder or beneficial owner the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Registrable Notes pursuant to Rule 144A.

10.       UNDERWRITTEN REGISTRATIONS

      If any of the Registrable Notes covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate principal amount of such Registrable Notes included in such offering and shall be reasonably acceptable to the Issuers.

      No Holder of Registrable Notes may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Notes on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and

(b)   completes   and  executes  all   questionnaires,   powers  of  attorney,
indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

11.      MISCELLANEOUS

      (a) NO INCONSISTENT AGREEMENTS. The Issuers have not entered into, as of the date of this Agreement and the Issuers shall not enter into, from and after the date of this Agreement, any agreement with respect to any of their securities that is inconsistent with the rights granted to the Holders of Registrable Notes in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of any of the Issuers' other issued and outstanding securities. The Issuers have not entered into, as of the date of this Agreement and the Issuers shall not enter into, from and after the date of this Agreement, any agreement with respect to any of their securities which will grant to any Person piggy-back registration rights with respect to any Registration Statement required to be filed by the Issuers pursuant to this Agreement.

      (b) ADJUSTMENTS AFFECTING REGISTRABLE NOTES. The Issuers shall not, directly or indirectly, take any action with respect to the Registrable Notes as a class that would adversely affect the ability of the Holders of Registrable Notes to include such Registrable Notes in a registration undertaken pursuant to this Agreement.

      (c) ADDITIONAL AMOUNTS OF NOTES. The Notes are limited in aggregate principal amount to $300,000,000, of which $150,000,000 will be issued on the date hereof. Additional amounts of Notes may be issued in one or more series from time to time under the Indenture (collectively "Additional Notes") prior to the filing of any Registration Statement. The Issuers shall provide the registration rights set forth under this Agreement to the Initial Purchasers and any subsequent holder or holders of such Additional Notes and notwithstanding anything contained herein may include such Additional Notes in any Registration Statement filed hereunder.

      (d) AMENDMENTS AND WAIVERS. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of (I) the Issuers, (II)(A) the Holders of not less than a majority in aggregate principal amount of the then outstanding Registrable Notes, (B) in circumstances that would adversely affect the Participating Broker-Dealers, the Participating Broker- Dealers holding not less than a majority in aggregate principal amount of the Exchange Notes held by all Participating Broker-Dealers and (C) the Market Maker, with respect to any proposed amendment, modification, supplement or waiver to Section 3; PROVIDED, HOWEVER, that Section 8 and this Section 11(d) may not be amended, modified, supplemented or waived without the prior written consent of (i) each Holder,
(ii) each Participating Broker-Dealer (including any person who was a Holder or Participating Broker-Dealer of Registrable Notes or Exchange Notes, as the case may be, disposed of pursuant to any Registration Statement) affected by any such amendment, modification, supplement or waiver, and (iii) the Market

Maker, if the Market Maker would be affected by any such amendment, modification, supplement or waiver. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof (other than Sections 8 and 11(d)) with respect to a matter that relates exclusively to the rights of Holders of Registrable Notes whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Notes may be given by Holders of at least a majority in aggregate principal amount of the Registrable Notes being sold pursuant to such Registration Statement.

      (e) NOTICES. All notices and other communications (including, without limitation, any notices or other communications to the Trustee) provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or facsimile:

            (i) if to a Holder of the Registrable Notes or any Participating Broker-Dealer, at the most current address of such Holder or Participating Broker-Dealer, as the case may be, set forth on the records of the registrar under the Indenture, with a copy in like manner to the Initial Purchasers as specified in Section 11(e)(ii);

            (ii) if to the Initial Purchasers, as follows:

                           Deutsche Bank Securities Inc.
                           One Bankers Trust Plaza
                           130 Liberty Street
                           New York, NY  10006
                           Facsimile No:  (212) 250-7200
                           Attention:  Corporate Finance

                  with a copy to:

                           Willkie Farr & Gallagher
                           787 Seventh Avenue
                           New York, NY 10019
                           Facsimile No:  (212) 728-8111
                           Attention:  William J. Grant, Jr.

            (iii) if to the Issuers, at the address as follows:

                           Hanger Orthopedic Group, Inc.
                           7700 Old Georgetown Road, 2nd Floor
                           Bethesda, MD 20814
                           Facsimile No: (301) 652-8307
                           Attention:  Richard A. Stein
                  with a copy to:

                           Freedman, Levy, Kroll & Simonds
                           1050 Connecticut Avenue, N.W.
                           Suite 825
                           Washington, D.C. 20036-5366
                           Facsimile No:  (202) 457-5151
                           Attention:  Arthur H. Bill

            (iv) if to the Market Maker, as follows:

                           Chase Securities Inc.
                           270 Park Avenue, 4th floor
                           New York, New York  10017
                           Facsimile:  (212) 270-0994
                           Attention:  High Yield Capital Markets

                  with a copy to:

                           The Chase Manhattan Bank
                           Legal Department
                           270 Park Avenue, 40th floor
                           New York, New York  10017
                           Facsimile:  (212) 270-7487
                           Attention:  Stephen B. Grant

      All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier; and upon receiving confirmation receipt by the addressee, if sent by facsimile.

      Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address and in the manner specified in such Indenture.

      (f) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, the Holders and the Participating Broker-Dealers, PROVIDED that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Notes in violation of the terms of the Purchase Agreement or the Indenture.

      (g) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      (h) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      (i) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

      (j) SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

      (k) SECURITIES HELD BY THE ISSUERS OR THEIR AFFILIATES. Whenever the consent or approval of Holders of a specified percentage of Registrable Notes is required hereunder, Registrable Notes held by the Issuers or any of their affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

      (l)  THIRD  PARTY  BENEFICIARIES.   Holders  of  Registrable  Notes  and
Participating Broker-Dealers are intended third party beneficiaries of this Agreement, and this Agreement may be enforced by such Persons.

      (m) ENTIRE AGREEMENT. This Agreement, together with the Purchase Agreement, the Indenture and the Notes, is intended by the parties as a final and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein and any and all prior oral or written agreements, representations, or warranties, contracts, understandings, correspondence, conversations and memoranda between the Holders on the one hand and the Issuers on the other, or between or among any agents, representatives, parents, subsidiaries, affiliates, predecessors in interest or successors in interest with respect to the subject matter hereof and thereof are merged herein and replaced hereby.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                     HANGER ORTHOPEDIC GROUP, INC.
                                     HANGER PROSTHETICS & ORTHOTICS,
                                       INC.
                                     SOUTHERN PROSTHETIC SUPPLY, INC.
                                     SEATTLE ORTHOPEDIC GROUP, INC.
                                     OPNET, INC.
                                     EUGENE TUEFEL & SON ORTHOTICS &
                                       PROSTHETICS, INC.
                                     HPO ACQUISITION CORP.

                                     By: /s/IVAN R. SABEL
                                         ------------------------------------
                                         Name:  Ivan R. Sabel
                                         Title: Chairman, President and Chief
                                                Executive Officer


DEUTSCHE BANK SECURITIES INC.

By: /s/JULIE PERSILY
    ------------------------
    Name:  Julie Persily
    Title: Managing Director


CHASE SECURITIES INC.

By: /s/IRA GINSBERG
    ---------------------
    Name:  Ira Ginsburg
    Title: Vice President


PARIBAS CORPORATION

By: /s/ROBERT E. HOWARD
    ------------------------
    Name:  Robert E. Howard
    Title: Managing Director